UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 24, 2004

Regal Entertainment Group

(Exact Name of Registrant as Specified in Charter)

Delaware	001–31315	02–0556934
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9110 East Nichols Avenue, Suite 200, Centennial, CO 80112
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 303–792–3600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐  Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐  Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On November 24, 2004, Regal Cinemas Corporation (“Regal Cinemas”), a wholly owned subsidiary of Regal Entertainment Group (the “Registrant”), entered into a second amendment (the “Second Amendment”) to its Fourth Amended and Restated Credit Agreement, dated as of May 10, 2004 and as first amended as of July 27, 2004 (as amended, the “Senior Credit Facility”), with Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent, to reduce the interest rate applicable to the Term Facility (as defined below) by 25 basis points.  The Senior Credit Facility consists of a term loan facility (the “Term Facility”) in an aggregate original principal amount of $1,650.0 million and a revolving credit facility (the “Revolving Facility”) in an aggregate principal amount of up to $100.0 million.  Borrowings under the Term Facility and Revolving Facility bear interest, at Regal Cinemas’ option, at either an adjusted Eurodollar rate or a base rate plus, in each case, an applicable margin that varies according to Regal Cinemas’ leverage ratio.  Pursuant to the Second Amendment, effective November 24, 2004, the applicable margin for Eurodollar rate term loans was reduced from 2.25% to 2.00% and the applicable margin for base rate term loans was reduced from 1.25% to 1.00%.  After 2004, and subject to certain requirements, the applicable margin on term loans under the Term Facility may be further reduced by 25 basis points if Regal Cinemas’ consolidated leverage ratio is maintained at 3.0x or less.  The foregoing is qualified in its entirety by reference to the Second Amendment, a conformed copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference, and the Senior Credit Facility, a copy of which is attached as Exhibit 4.1 to the Registrant’s Form 10–Q for the quarterly period ended July 1, 2004, filed with the Securities and Exchange Commission on August 10, 2004.

Item 9.01.              Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired.

N/A

(b)                                 Pro forma financial information.

N/A

(c)                                  Exhibits.

Exhibit No.	Description

4.1

Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of November 24, 2004, between Regal Cinemas and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP

Date:	December 1, 2004	By:	/s/ PETER B. BRANDOW
		Name:	Peter B. Brandow
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1

Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of November 24, 2004, between Regal Cinemas and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Administrative Agent.